Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 5. INCOME TAXES

Judgment and the use of estimates are required in developing the provision for income taxes and reporting of tax-related assets and liabilities. The interpretation of tax laws and associated regulations involves uncertainty, since tax authorities may interpret the laws differently. The Companies are routinely audited by federal and state tax authorities. Ultimate resolution of income tax matters may result in favorable or unfavorable impacts to net income and cash flows, and adjustments to tax-related assets and liabilities could be material.

In August 2022, the IRA was enacted which, among other things, extends the investment and production tax credits for clean energy technologies until at least 2032 and imposes a 15% alternative minimum tax on GAAP net income, as adjusted for certain items, of corporations greater than $1 billion for tax years beginning after December 31, 2022. The IRA did not impact the measurement of the Companies’ deferred income taxes or change the assessment of the realizability of deferred tax assets. The Companies continue to monitor and evaluate the impacts of the IRA, including changes in interpretations, if any, as guidance is issued and finalized.

In July 2020, the U.S. Department of Treasury issued final regulations providing guidance about the limitation on the deduction for business interest expenses under the 2017 Tax Reform Act. Under the 2017 Tax Reform Act, deductions for net interest expense are limited to 30% of adjusted taxable income, which prior to 2022, was defined similarly to EBITDA (earnings before interest, taxes, depreciation and amortization). For tax years beginning after December 31, 2021, the calculation of adjusted taxable income is defined similarly to EBIT (earnings before interest and taxes). For consolidated groups such as Dominion Energy that have both regulated and nonregulated operations, these rules may result in a temporary disallowance of a portion of Dominion Energy’s interest deductions in the future, although any interest disallowed has an indefinite carryforward period.

As indicated in Note 2, certain of the Companies’ operations, including accounting for income taxes, are subject to regulatory accounting treatment. For regulated operations, many of the changes in deferred taxes from the 2017 Tax Reform Act represent amounts probable of collection from or return to customers and were recorded as either an increase to a regulatory asset or liability.

Continuing Operations

Details of income tax expense for continuing operations including noncontrolling interests were as follows:

	Dominion Energy			Virginia Power
Year Ended December 31,	2022	2021	2020	2022	2021	2020
(millions)
Current:
Federal	$(76)	$(301)	$(388)	$17	$67	$364
State	27	13	(91)	(17)	(13)	71
Total current expense (benefit)	(49)	(288)	(479)	—	54	435
Deferred:
Federal
Taxes before operating loss carryforwards and investment tax credits	(63)	144	(16)	212	145	(226)
Tax utilization expense of operating loss carryforwards	35	42	42	—	—	—
Investment tax credits	(129)	250	311	(148)	(39)	(27)
State	44	(26)	44	112	118	7
Total deferred expense (benefit)	(113)	410	381	176	224	(246)
Investment tax credit-gross deferral	18	121	42	18	121	42
Investment tax credit-amortization	(4)	(4)	(3)	(3)	(2)	(2)
Total income tax expense (benefit)	$(148)	$239	$(59)	$191	$397	$229

In 2022, Dominion Energy’s current income taxes reflect a benefit from continuing operations as the income tax expense associated with the East Ohio, PSNC and Questar Gas Transactions and Cove Point operations is reflected in discontinued operations.

In 2021, Dominion Energy’s current income taxes reflect a benefit from continuing operations as the income tax expense associated with the East Ohio, PSNC and Questar Gas Transactions, Cove Point and Q-Pipe Group’s operations, including taxes on the gain, is reflected in discontinued operations. Dominion Energy’s income tax expense reflects the utilization of investment tax credit carryforwards to offset a portion of the federal tax gain on the sale.

In 2020, Dominion Energy’s current income taxes reflect a benefit from continuing operations as the income tax expense associated with the East Ohio, PSNC and Questar Gas Transactions, Cove Point and gas transmission and storage operations, including taxes on the gain, is reflected in discontinued operations. Dominion Energy’s income tax expense reflects the utilization of investment tax credit carryforwards to offset a portion of the federal tax gain on the sale. In addition, an $18 million income tax benefit is reflected in common shareholders’ equity associated with state deferred taxes on assets and liabilities retained in connection with the GT&S Transaction.

Discontinued Operations

Income tax expense (benefit) reflected in discontinued operations is $225 million, $374 million, and $(61) million for the years ended December 31, 2022, 2021 and 2020, respectively. Income taxes reflect tax expense on pre-tax income attributable to East Ohio, PSNC, Questar Gas, Wexpro and equity method earnings from Cove Point of $257 million, $218 million and $175 million, partially offset by an income tax benefit of $38 million, $37 million and $34 million related to excess deferred income tax amortization for the years ended December 31, 2022, 2021 and 2020, respectively. 2021 income tax expense also includes a $14 million benefit related to finalizing income tax returns on the GT&S Transaction and the absence of a $36 million benefit on non-deductible goodwill written off in connection with the sale of the Q-Pipe Group. The 2020 income tax expense also reflects a charge of $81 million for the write-off of tax-related regulatory assets associated with the Atlantic Coast Pipeline Project and the absence of a $236 million benefit on non-deductible goodwill written off in connection with the GT&S Transaction.

Continuing Operations

For continuing operations including noncontrolling interests, the statutory U.S. federal income tax rate reconciles to the Companies’ effective income tax rate as follows:

	Dominion Energy			Virginia Power
Year Ended December 31,	2022	2021	2020	2022	2021	2020
U.S. statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Increases (reductions) resulting from:
Recognition of taxes - sale of subsidiary stock	(74.7)	—	—
Recognition of taxes - privatization intercompany gain	—	—	—	2.4	—	—
State taxes, net of federal benefit	(28.3)	1.8	(0.4)	4.6	4.6	4.8
Investment tax credits	108.9	(4.5)	(18.6)	(9.1)	(3.0)	(4.5)
Production tax credits	12.0	(0.6)	(1.3)	(1.0)	(0.6)	(0.7)
Valuation allowances	—	0.2	1.7	—	—	—
Reversal of excess deferred income taxes	67.3	(2.8)	(5.9)	(3.8)	(2.1)	(2.2)
State legislative change	0.3	(1.0)	—	—	(0.7)	—
Change in tax status	—	—	(3.3)	—	—	—
AFUDC—equity	5.0	(0.5)	(0.1)	(0.4)	(0.5)	—
Changes in state deferred taxes associated with assets held for sale	(4.1)	—	(6.3)
Absence of tax on noncontrolling interest	—	(0.2)	7.4
Settlements of uncertain tax positions	—	(1.7)	—	—	—	—
Employee stock ownership plan deduction	6.8	(0.4)	(1.7)
Other, net	5.7	(0.4)	(0.7)	(0.1)	0.1	(0.1)
Effective tax rate	119.9%	10.9%	(8.2)%	13.6%	18.8%	18.3%

As described in Note 3, Dominion Energy sold 100% of the equity interests in Hope in a stock sale for income tax purposes. Dominion Energy’s 2022 effective tax rate reflects the current income tax expense on the sale of Hope’s stock. As described in Note 9, Virginia Power transferred its existing privatization operations in Virginia to Dominion Energy, and Dominion Energy contributed these assets to Dominion Privatization. As the original owner of these privatization assets, Virginia Power is required to recognize the income tax expense on Dominion Energy’s transaction with Dominion Privatization. As such, Virginia Power’s effective tax rate reflects an income tax expense of $34 million on this transaction.

In December 2021, unrecognized tax benefits related to several state uncertain tax positions acquired in the SCANA Combination were effectively settled through negotiations with the taxing authority. Management believed it was reasonably possible these unrecognized tax benefits could decrease through settlement negotiations or payments during 2021, however no income tax benefits could be recognized unless or until the positions were effectively settled. Resolution of these uncertain tax positions decreased income tax expense by $38 million. In addition, the Companies’ effective tax rates reflect the benefit of a state legislative change enacted in April 2021 for tax years beginning January 1, 2022. Dominion Energy’s effective tax rate reflects a $21 million deferred tax benefit, inclusive of a $16 million deferred tax benefit at Virginia Power.

Dominion Energy’s 2020 effective tax rate reflects an income tax benefit of $45 million associated with the remeasurement of consolidated state deferred taxes with the classification of gas transmission and storage operations as held for sale. In addition, Dominion Energy’s effective tax rate reflects an income tax expense of $55 million attributable to the noncontrolling interest primarily associated with the impairment of non-wholly-owned nonregulated solar facilities held in partnerships discussed in Note 10.

The Companies’ deferred income taxes consist of the following:

	Dominion Energy		Virginia Power
At December 31,	2022	2021	2022	2021
(millions)
Deferred income taxes:
Total deferred income tax assets	$2,633	$2,782	$1,535	$1,373
Total deferred income tax liabilities	7,730	7,961	4,701	4,286
Total net deferred income tax liabilities	$5,097	$5,179	$3,166	$2,913
Total deferred income taxes:
Plant and equipment, primarily depreciation method and basis differences	$4,257	$4,773	$3,355	$3,327
Excess deferred income taxes	(847)	(884)	(616)	(629)
Unrecovered NND Project costs	479	508
DESC rate refund	(89)	(113)
Toshiba Settlement	(162)	(189)
Nuclear decommissioning	1,001	1,114	311	324
Deferred state income taxes	803	777	566	420
Federal benefit of deferred state income taxes	(164)	(163)	(119)	(88)
Deferred fuel, purchased energy and gas costs	509	154	403	126
Pension benefits	330	282	(105)	(119)
Other postretirement benefits	58	68	111	93
Loss and credit carryforwards	(1,782)	(1,566)	(751)	(537)
Valuation allowances	137	138	7	6
Partnership basis differences	466	390
Other	101	(109)	4	(10)
Total net deferred income tax liabilities	$5,097	$5,180	$3,166	$2,913
Deferred Investment Tax Credits – Regulated Operations	300	286	286	270
Total Deferred Taxes and Deferred Investment Tax Credits	$5,397	$5,466	$3,452	$3,183

At December 31, 2022, Dominion Energy had the following deductible loss and credit carryforwards:

	Deductible	Deferred	Valuation	Expiration
	Amount	Tax Asset	Allowance	Period
(millions)
Federal losses	$778	$163	$—	2037
Federal investment credits	—	874	—	2036-2042
Federal production and other credits	—	82	—	2036-2042
State losses	5,665	305	(51)	2023-2042
State minimum tax credits	—	271	—	No expiration
State investment and other credits	—	127	(86)	2023-2032
Total	$6,443	$1,822	$(137)

At December 31, 2022, Virginia Power had the following deductible loss and credit carryforwards:

	Deductible	Deferred	Valuation	Expiration
	Amount	Tax Asset	Allowance	Period
(millions)
Federal losses	$—	$—	$—
Federal investment credits	—	631	—	2036-2042
Federal production and other credits	—	80	—	2036-2042
State losses	513	31	—	2042
State investment and other credits	—	9	(7)	2024
Total	$513	$751	$(7)

A reconciliation of changes in Dominion Energy’s unrecognized tax benefits follows. Virginia Power does not have any unrecognized tax benefits in the periods presented:

	Dominion Energy
	2022	2021	2020
(millions)
Beginning balance	$128	$167	$175
Increases-prior period positions	8	48	18
Decreases-prior period positions	(8)	(59)	(19)
Increases-current period positions	2	2	1
Settlements with tax authorities	(3)	(26)	—
Expiration of statutes of limitations	(10)	(4)	(8)
Ending balance	$117	$128	$167

Certain unrecognized tax benefits, or portions thereof, if recognized, would affect the effective tax rate. Changes in these unrecognized tax benefits may result from remeasurement of amounts expected to be realized, settlements with tax authorities and expiration of statutes of limitations. For Dominion Energy and its subsidiaries, these unrecognized tax benefits were $64 million, $72 million and $140 million at December 31, 2022, 2021 and 2020, respectively. In discontinued operations, these unrecognized tax benefits were $33 million at both December 31, 2022 and 2021. For Dominion Energy, the change in these unrecognized tax benefits decreased income tax expense by $7 million, $34 million and $6 million in 2022, 2021 and 2020, respectively. For discontinued operations, the change in these unrecognized tax benefits increased income tax expense by $5 million in 2020.

Dominion Energy participates in the IRS Compliance Assurance Process which provides the opportunity to resolve complex tax matters with the IRS before filing its federal income tax returns, thus achieving certainty for such tax return filing positions agreed to by the IRS. The IRS has completed its audit of tax years through 2019. The statute of limitations has not yet expired for years after 2018. Although Dominion Energy has not received a final letter indicating no changes to its taxable income for tax years 2021 and 2020, no material adjustments are expected. The IRS examination of tax year 2022 is ongoing.

It is reasonably possible that settlement negotiations and expiration of statutes of limitations could result in a decrease in unrecognized tax benefits in 2023 by up to $39 million for Dominion Energy. If such changes were to occur, other than revisions of the accrual for interest on tax underpayments and overpayments, earnings could increase by up to $26 million for Dominion Energy. Otherwise, with regard to 2022 and prior years, the Companies cannot estimate the range of reasonably possible changes to unrecognized tax benefits that may occur in 2023.

For each of the major states in which Dominion Energy operates or previously operated, the earliest tax year remaining open for examination is as follows:

State	Earliest Open Tax Year
Pennsylvania(1)	2012
Connecticut	2019
Virginia(2)	2019
Utah(1)	2019
South Carolina	2019

(1)
Considered a major state for entities presented in discontinued operations.
(2)
Considered a major state for Virginia Power’s operations.

The Companies are also obligated to report adjustments resulting from IRS settlements to state tax authorities. In addition, if Dominion Energy utilizes operating losses or tax credits generated in years for which the statute of limitations has expired, such amounts are generally subject to examination.